UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): December 2, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-11688                 95-3889638
          --------                      -------                 ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

    Lakepointe Centre I,
  300 E. Mallard, Suite 300
        Boise, Idaho                                             83706
                                                                 -----
(Address of principal executive                                (Zip Code)
         offices)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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
ITEM 5.02(d). ELECTION OF DIRECTORS

On December 2, 2004 the Company issued a press release titled "RICHARD RIAZZI APPOINTED TO AMERICAN ECOLOGY BOARD" disclosing that Richard Riazzi has been appointed to the Company's Board of Directors at a regularly scheduled Board Meeting. Mr. Riazzi was also appointed Chairman of the newly formed Strategic Planning Committee and named a member of the Company's Audit Committee. There is no prior arrangement or understanding surrounding Mr. Riazzi's appointment, and there have also been no prior transactions between Mr. Riazzi and the Company.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.

Exhibit 99  Press Release, dated December 2, 2004, entitled "RICHARD RIAZZI APPOINTED TO
            AMERICAN ECOLOGY BOARD "


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
SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN ECOLOGY CORPORATION
                                       (Registrant)




Date: December 3, 2004        By: /S/ James R. Baumgardner
                                 -----------------------------------------------
                                 James R. Baumgardner
                                 Senior Vice President, Chief Financial Officer, Secretary and Treasurer


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

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99     Press Release, dated December 2, 2004, entitled "RICHARD RIAZZI APPOINTED TO
               AMERICAN ECOLOGY BOARD "


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